Equity	12 Months Ended
Dec. 31, 2016
Partners' Capital Notes [Abstract]
Equity
EQUITY:
Limited Partner Units
Limited partner interests in the Partnership are represented by Common Units that entitle the holders thereof to the rights and privileges specified in the Partnership Agreement. The Partnership’s Common Units are registered under the Securities Exchange Act of 1934 (as amended) and are listed for trading on the NYSE. Each holder of a Common Unit is entitled to one vote per unit on all matters presented to the Limited Partners for a vote. In addition, if at any time any person or group (other than the Partnership’s General Partner and its affiliates) owns beneficially 20% or more of all Common Units, any Common Units owned by that person or group may not be voted on any matter and are not considered to be outstanding when sending notices of a meeting of Unitholders (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under the Partnership Agreement. The Common Units are entitled to distributions of Available Cash as described below under “Parent Company Quarterly Distributions of Available Cash.”
As of December 31, 2016, there were issued and outstanding 1.05 billion Common Units representing an aggregate 97.71% limited partner interest in the Partnership.
Our Partnership Agreement contains specific provisions for the allocation of net earnings and losses to the partners for purposes of maintaining the partner capital accounts. For any fiscal year that the Partnership has net profits, such net profits are first allocated to the General Partner until the aggregate amount of net profits for the current and all prior fiscal years equals the aggregate amount of net losses allocated to the General Partner for the current and all prior fiscal years. Second, such net profits shall be allocated to the Limited Partners pro rata in accordance with their respective sharing ratios. For any fiscal year in which the Partnership has net losses, such net losses shall be first allocated to the Limited Partners in proportion to their respective adjusted capital account balances, as defined by the Partnership Agreement, (before taking into account such net losses) until their adjusted capital account balances have been reduced to zero. Second, all remaining net losses shall be allocated to the General Partner. The General Partner may distribute to the Limited Partners funds of the Partnership that the General Partner reasonably determines are not needed for the payment of existing or foreseeable Partnership obligations and expenditures.
Common Units
The change in ETE Common Units during the years ended December 31, 2016, 2015 and 2014 was as follows:

	Years Ended December 31,
	2016	2015	2014
Number of Common Units, beginning of period	1,044.8	1,077.5	1,119.8
Conversion of Class D Units to ETE Common Units	—	0.9	—
Repurchase of common units under buyback program	—	(33.6)	(42.3)
Issuance of common units	2.1	—	—
Number of Common Units, end of period	1,046.9	1,044.8	1,077.5

ETE Series A Preferred Units

	Years Ended December 31,
	2016	2015	2014
Number of Series A Convertible Preferred Units, beginning of period	—	—	—
Issuance of Series A Convertible Preferred Units	329.3	—	—
Number of Series A Convertible Preferred Units, end of period	329.3	—	—

On March 8, 2016, the Partnership completed a private offering of 329.3 million Series A Convertible Preferred Units representing limited partner interests in the Partnership (the “Convertible Units”) to certain common unitholders (“Electing Unitholders”) who elected to participate in a plan to forgo a portion of their future potential cash distributions on common units participating in the plan for a period of up to nine fiscal quarters, commencing with distributions for the fiscal quarter ended March 31, 2016, and reinvest those distributions in the Convertible Units. With respect to each quarter for which the declaration date and record date occurs prior to the closing of the merger, or earlier termination of the merger agreement (the “WMB End Date”), each participating common unit will receive the same cash distribution as all other ETE common units up to $0.11 per unit, which represents approximately 40% of the per unit distribution paid with respect to ETE common units for the quarter ended December 31, 2015 (the “Preferred Distribution Amount”), and the holder of such participating common unit will forgo all cash distributions in excess of that amount (other than (i) any non-cash distribution or (ii) any cash distribution that is materially and substantially greater, on a per unit basis, than ETE’s most recent regular quarterly distribution, as determined by the ETE general partner (such distributions in clauses (i) and (ii), “Extraordinary Distributions”)). With respect to each quarter for which the declaration date and record date occurs after the WMB End Date, each participating common unit will forgo all distributions for each such quarter (other than Extraordinary Distributions), and each Convertible Unit will receive the Preferred Distribution Amount payable in cash prior to any distribution on ETE common units (other than Extraordinary Distributions). At the end of the plan period, which is expected to be May 18, 2018, the Convertible Units are expected to automatically convert into common units based on the Conversion Value (as defined and described below) of the Convertible Units and a conversion rate of $6.56.
The conversion value of each Convertible Unit (the “Conversion Value”) on the closing date of the offering is zero. The Conversion Value will increase each quarter in an amount equal to $0.285, which is the per unit amount of the cash distribution paid with respect to ETE common units for the quarter ended December 31, 2015 (the “Conversion Value Cap”), less the cash distribution actually paid with respect to each Convertible Unit for such quarter (or, if prior to the WMB End Date, each participating common unit). Any cash distributions in excess of $0.285 per ETE common unit, and any Extraordinary Distributions, made with respect to any quarter during the plan period will be disregarded for purposes of calculating the Conversion Value. The Conversion Value will be reflected in the carrying amount of the Convertible Units until the conversion into common units at the end of the plan period. The Convertible Units had $180 million carrying value as of December 31, 2016.
ETE issued 329,295,770 Convertible Units to the Electing Unitholders at the closing of the offering, which represents the participation by common unitholders with respect to approximately 31.5% of ETE’s total outstanding common units. ETE’s Chairman, Kelcy L. Warren, participated in the Plan with respect to substantially all of his common units, which represent approximately 18% of ETE’s total outstanding common units, and was issued 187,313,942 Convertible Units. In addition, John McReynolds, a director of our general partner and President of our general partner; and Matthew S. Ramsey, a director of our general partner and the general partner of ETP and Sunoco LP and President of the general partner of ETP, participated in the Plan with respect to substantially all of their common units, and Marshall S. McCrea, III, a director of our general partner and the general partner of ETP and Sunoco Logistics and the Group Chief Operating Officer and Chief Commercial Officer of our general partner, participated in the Plan with respect to a substantial portion of his common units. The common units for which Messrs. McReynolds, Ramsey and McCrea elected to participate in the Plan collectively represent approximately 2.2% of ETE’s total outstanding common units. ETE issued 21,382,155 Convertible Units to Mr. McReynolds, 51,317 Convertible Units to Mr. Ramsey and 1,112,728 Convertible Units to Mr. McCrea. Mr. Ray Davis, who owns an 18.8% membership interest in our general partner, participated in the Plan with respect to substantially all of his ETE common units, which represents approximately 6.9% of ETE’s total outstanding common units, and was issued 72,042,486 Convertible Units. Other than Mr. Davis, no other Electing Unitholder owns a material amount of equity securities of ETE or its affiliates.
ETE January 2017 Private Placement and ETP Unit Purchase
In January 2017, ETE issued 32.2 million common units representing limited partner interests in the Partnership to certain institutional investors in a private transaction for gross proceeds of approximately $580 million, which ETE used to purchase 23.7 million newly issued ETP common units for approximately $568 million.
Common Unit Split
On December 23, 2013, ETE announced that the board of directors of its general partner approved a two-for-one split of the Partnership’s outstanding common units (the “2014 Split”). The 2014 Split was completed on January 27, 2014. The 2014 Split was effected by a distribution of one ETE Common Unit for each common unit outstanding and held by unitholders of record at the close of business on January 13, 2014.
On May 28, 2015, ETE announced that the board of directors its general partner approved a two-for-one split of the Partnership’s outstanding common units (the “2015 Split”). The 2015 Split was completed on July 27, 2015. The 2015 Split was effected by a distribution of one ETE common unit for each common unit outstanding and held by unitholders of record at the close of business on July 15, 2015.
Repurchase Program
In December 2013, the Partnership announced a common unit repurchase program, whereby the Partnership may repurchase up to $1 billion of ETE Common Units in the open market at the Partnership’s discretion, subject to market conditions and other factors, and in accordance with applicable regulatory requirements. The Partnership repurchased 42.3 million ETE Common Units under this program through May 23, 2014, and the program was completed.
In February 2015, the Partnership announced a common unit repurchase program, whereby the Partnership may repurchase up to an additional $2 billion of ETE Common Units in the open market at the Partnership’s discretion, subject to market conditions and other factors, and in accordance with applicable regulatory requirements. The Partnership repurchased 33.6 million ETE Common Units under this program in 2015. No units were repurchased in 2016, and there was $936 million available to use under the program as of December 31, 2016.
Class D Units
On May 1, 2013, Jamie Welch was appointed Group Chief Financial Officer and Head of Corporate Development of LE GP, LLC, the general partner of ETE, effective June 24, 2013. Pursuant to an equity award agreement between Mr. Welch and the Partnership dated April 23, 2013, Mr. Welch received 3,000,000 restricted ETE common units representing limited partner interest. The restricted ETE common units were subject to vesting, based on continued employment with ETE. On December 23, 2013, ETE and Mr. Welch entered into (i) a rescission agreement in order to rescind the original offer letter to the extent it relates to the award of 3,000,000 common units of ETE to Mr. Welch, the original award agreements, and the receipt of cash amounts by Mr. Welch with respect to such awarded units and (ii) a new Class D Unit Agreement between ETE and Mr. Welch providing for the issuance to Mr. Welch of an aggregate of 3,080,000 Class D Units of ETE, which number of Class D Units includes an additional 80,000 Class D Units that were issued to Mr. Welch in connection with other changes to his original offer letter.
Under the terms of the Class D Unit Agreement, as amended, 30% of the Class D Units converted to ETE common units on a one-for-one basis on March 31, 2015, 35% were scheduled to convert to ETE common units on a one-for-one-basis on March 31, 2018, and the remaining 35% were scheduled to convert to ETE common units on a one-for-one basis on March 31, 2020, subject in each case to (i) Mr. Welch being in Good Standing with ETE (as defined in the Class D Unit Agreement) and (ii) there being a sufficient amount of gain available (based on the ETE partnership agreement) to be allocated to the Class D Units being converted so as to cause the capital account of each such unit to equal the capital account of an ETE Common Unit on the conversion date. Per the terms of the Class D Unit Agreement, 924,000 units converted to ETE common units on a one-for-one basis March 31, 2015. In connection with Mr. Welch’s replacement as Group Chief Financial Officer and Head of Business Development of our General Partner and his termination of employment by an affiliate of ETE, any future conversion of the Class D Units is the subject of on-going discussions between ETE and Mr. Welch in connection with his separation from employment. On March 10, 2016, Jamie Welch (“Welch”) filed an original petition against ETE and LE GP, LLC in Texas state court in Dallas. A confidential settlement was reached in August 2016. The court dismissed the matter with prejudice on September 6, 2016.
Sale of Common Units by Subsidiaries
The Parent Company accounts for the difference between the carrying amount of its investment in subsidiaries and the underlying book value arising from issuance of units by subsidiaries (excluding unit issuances to the Parent Company) as a capital transaction. If a subsidiary issues units at a price less than the Parent Company’s carrying value per unit, the Parent Company assesses whether the investment has been impaired, in which case a provision would be reflected in our statement of operations. The Parent Company did not recognize any impairment related to the issuances of subsidiary common units during the periods presented.
Sale of Common Units by ETP
ETP’s Equity Distribution Program
From time to time, ETP has sold ETP Common Units through an equity distribution agreement. Such sales of ETP Common Units are made by means of ordinary brokers’ transactions on the NYSE at market prices, in block transactions or as otherwise agreed between us and the sales agent which is the counterparty to the equity distribution agreement.
In July 2016, ETP entered into an equity distribution agreement with an aggregate offering price up to $1.50 billion. During the year ended December 31, 2016, ETP issued 39.2 million units for $891 million, net of commissions of $8 million. In connection with the merger of ETP and Sunoco Logistics in April 2017, the equity distribution agreement was terminated.
ETP’s Equity Incentive Plan Activity
ETP issues ETP Common Units to employees and directors upon vesting of awards granted under ETP’s equity incentive plans. Upon vesting, participants in the equity incentive plans may elect to have a portion of the ETP Common Units to which they are entitled withheld by ETP to satisfy tax-withholding obligations.
ETP’s Distribution Reinvestment Program
ETP’s Distribution Reinvestment Plan (the “DRIP”) provides ETP’s Unitholders of record and beneficial owners of ETP Common Units a voluntary means by which they can increase the number of ETP Common Units they own by reinvesting the quarterly cash distributions they would otherwise receive in the purchase of additional ETP Common Units.
During the years ended December 31, 2016, 2015 and 2014, aggregate distributions of $216 million, $360 million, and $155 million, respectively, were reinvested under the DRIP resulting in the issuance in aggregate of 25.7 million Common Units. In connection with the merger of ETP and Sunoco Logistics in April 2017, the distribution reinvestment plan was terminated.
ETP Class E Units
These ETP Class E Units are entitled to aggregate cash distributions equal to 11.1% of the total amount of cash distributed to all ETP Unitholders, including the ETP Class E Unitholders, up to $1.41 per unit per year, with any excess thereof available for distribution to ETP Unitholders other than the holders of ETP Class E Units in proportion to their respective interests. The ETP Class E Units are treated by ETP as treasury units for accounting purposes because they are owned by a subsidiary of ETP Holdco, Heritage Holdings, Inc. Although no plans are currently in place, management may evaluate whether to retire some or all of the ETP Class E Units at a future date. All of the 8.9 million ETP Class E Units outstanding are held by a subsidiary of ETP and are reported by ETP as treasury units.
ETP Class G Units
In conjunction with the Sunoco Merger, ETP amended its partnership agreement to create ETP Class F Units. The number of ETP Class F Units issued was determined at the closing of the Sunoco Merger and equaled 90.7 million, which included 40 million ETP Class F Units issued in exchange for cash contributed by Sunoco, Inc. to ETP immediately prior to or concurrent with the closing of the Sunoco Merger. The ETP Class F Units generally did not have any voting rights. The ETP Class F Units were entitled to aggregate cash distributions equal to 35% of the total amount of cash generated by ETP and its subsidiaries, other than ETP Holdco, and available for distribution, up to a maximum of $3.75 per ETP Class F Unit per year. In April 2013, all of the outstanding ETP Class F Units were exchanged for ETP Class G Units on a one-for-one basis. The ETP Class G Units have terms that are substantially the same as the ETP Class F Units, with the principal difference between the ETP Class G Units and the ETP Class F Units being that allocations of depreciation and amortization to the ETP Class G Units for tax purposes are based on a predetermined percentage and are not contingent on whether ETP has net income or loss. The ETP Class G Units are held by a subsidiary of ETP and therefore are reflected by ETP as treasury units in its consolidated financial statements.
ETP Class H Units and Class I Units
Pursuant to an Exchange and Redemption Agreement previously entered into between ETP, ETE and ETE Holdings, ETP redeemed and cancelled 50.2 million of its Common Units representing limited partner interests (the “Redeemed Units”) owned by ETE Holdings on October 31, 2013 in exchange for the issuance by ETP to ETE Holdings of a new class of limited partner interest in ETP (the “Class H Units”), which are generally entitled to (i) allocations of profits, losses and other items from ETP corresponding to 90.05% of the profits, losses, and other items allocated to ETP by Sunoco Partners, with respect to the IDRs and general partner interest in Sunoco Logistics held by Sunoco Partners, (ii) distributions from available cash at ETP for each quarter equal to 90.05% of the cash distributed to ETP by Sunoco Partners with respect to the IDRs and general partner interest in Sunoco Logistics held by Sunoco Partners for such quarter and, to the extent not previously distributed to holders of the Class H Units, for any previous quarters. The Class H Units were cancelled in connection with the merger of ETP and Sunoco Logistics in April 2017.
Bakken Pipeline Transaction
In March 2015, ETE transferred 46.2 million ETP common units, ETE’s 45% interest in the Bakken Pipeline project, and $879 million in cash to ETP in exchange for 30.8 million newly issued ETP Class H Units that, when combined with the 50.2 million previously issued ETP Class H Units, generally entitle ETE to receive 90.05% of the cash distributions and other economic attributes of the general partner interest and IDRs of Sunoco Logistics (the “Bakken Pipeline Transaction”). In connection with this transaction, ETP also issued to ETE 100 ETP Class I Units that provide distributions to ETE to offset IDR subsidies previously provided to ETP. These IDR subsidies, including the impact from distributions on ETP Class I Units, were reduced by $55 million in 2015 and $30 million in 2016.
In connection with the transaction, ETP issued 100 ETP Class I Units. The ETP Class I Units are generally entitled to: (i) pro rata allocations of gross income or gain until the aggregate amount of such items allocated to the holders of the ETP Class I Units for the current taxable period and all previous taxable periods is equal to the cumulative amount of all distributions made to the holders of the ETP Class I Units and (ii) after making cash distributions to ETP Class H Units, any additional available cash deemed to be either operating surplus or capital surplus with respect to any quarter will be distributed to the Class I Units in an amount equal to the excess of the distribution amount set forth in ETP’s Partnership Agreement, as amended, (the “Partnership Agreement”) for such quarter over the cumulative amount of available cash previously distributed commencing with the quarter ending March 31, 2015 until the quarter ending December 31, 2016. The impact of (i) the IDR subsidy adjustments and (ii) the ETP Class I Unit distributions, along with the currently effective IDR subsidies, is included in the table below under “Quarterly Distributions of Available Cash.” Subsequent to the April 2017 merger of ETP and Sunoco Logistics, 100 Class I Units remained outstanding.
Bakken Equity Sale
On August 2, 2016, Bakken Holdings Company LLC, an entity in which ETP indirectly owns a 60% membership interest and Sunoco Logistics indirectly owns a 40% membership interest, agreed to sell a 49% interest in its wholly-owned subsidiary, Bakken Pipeline Investments LLC, to MarEn Bakken Company LLC, an entity jointly owned by Marathon Petroleum Corporation and Enbridge Energy Partners, L.P. for $2.00 billion in cash. This transaction closed in February 2017. Bakken Pipeline Investments LLC indirectly owns a 75% interest in each of Dakota Access, LLC (“Dakota Access”) and Energy Transfer Crude Oil Company, LLC (“ETCO”). The remaining 25% of each of Dakota Access and ETCO is owned by wholly-owned subsidiaries of Phillips 66. ETP will continue to consolidate Dakota Access and ETCO subsequent to this transaction. Upon closing, ETP and Sunoco Logistics collectively own a 38.25% interest in the Dakota Access Pipeline and Energy Transfer Crude Oil Pipeline projects (collectively, the "Bakken Pipeline"), and MarEn Bakken Company owns 36.75% and Phillips 66 owns 25.00% in the Bakken Pipeline.
Class K Units
On December 29, 2016, ETP issued to certain of its indirect subsidiaries, in exchange for cash contributions and the exchange of outstanding common units representing limited partner interests in ETP, Class K Units, each of which is entitled to a quarterly cash distribution of $0.67275 per Class K Unit prior to ETP making distributions of available cash to any class of units other than the Class H Units and the Class I Units, excluding any cash available distributions or dividends or capital stock sales proceeds received by ETP from ETP Holdco.  As of December 31, 2016, a total of 101,525,429 Class K Units were held by indirect subsidiaries of ETP.
Sales of Common Units by Sunoco Logistics
In September and October 2016, a total of 24.2 million common units were issued for net proceeds of $644 million in connection with a public offering and related option exercise. The proceeds from this offering were used to partially fund the acquisition from Vitol.
In March and April 2015, a total of 15.5 million common units were issued in connection with a public offering and related option exercise. Net proceeds of $629 million were used to repay outstanding borrowings under Sunoco Logistics’ $2.50 billion Credit Facility and for general partnership purposes.
In September 2014, Sunoco Logistics completed an overnight public offering of 7.7 million common units for net proceeds of $362 million were used to repay outstanding borrowings under the Sunoco Logistics Credit Facility and for general partnership purposes.
In 2014, Sunoco Logistics entered into equity distribution agreements pursuant to which Sunoco Logistics may sell from time to time common units having aggregate offering prices of up to $1.25 billion. In the fourth quarter of 2015, the aggregate capacity was increased to $2.25 billion. During the year ended December 31, 2016, Sunoco Logistics received proceeds of $744 million, net of commissions of $8 million, from the issuance of 29.1 million common units pursuant to the equity distribution agreement.
Sales of Common Units by Sunoco LP
In October 2016, Sunoco LP entered into an equity distribution agreement pursuant to which Sunoco LP may sell from time to time common units having aggregate offering prices of up to $400 million. Through December 31, 2016, Sunoco LP received net proceeds of $71 million from the issuance of 2.8 million Sunoco LP common units pursuant to such equity distribution agreement. Sunoco LP intends to use the proceeds from any sales for general partnership purposes. As of December 31, 2016, $328 million of Sunoco LP common units remained available to be issued under the currently effective equity distribution agreement. From January 1, 2017 through February 24, 2017, Sunoco LP issued additional 0.4 million units with total net proceeds of $10 million and intends to use the net proceeds from sales for general partnership purposes, which may include repaying or refinancing all or a portion of our outstanding indebtedness and funding capital expenditures, acquisitions or working capital.
In March 2016, ETP contributed to Sunoco LP its remaining 68.42% interest in Sunoco, LLC and 100% interest in the legacy Sunoco, Inc. retail business for $2.23 billion. Sunoco LP paid $2.20 billion in cash, including a working capital adjustment, and issued 5.7 million Sunoco LP common units to Retail Holdings, a wholly-owned subsidiary of ETP.
On March 31, 2016, Sunoco LP sold 2.3 million of Sunoco LP’s common units in a private placement to the Partnership.
In January 2016, Sunoco LP issued 16.4 million Class C units representing limited partner interest consisting of (i) 5.2 million Class C Units issued by Sunoco LP to Aloha Petroleum, Ltd as consideration for the contribution by Aloha to an indirect wholly-owned subsidiary, and (ii) 11.2 million Class C Units that were issued by Sunoco LP to its indirect wholly-owned subsidiaries in exchange for all of the outstanding Class A Units held by such subsidiaries.
In July 2015, Sunoco LP completed an offering of 5.5 million Sunoco LP common units for net proceeds of $213 million. The net proceeds from the offering were used to repay outstanding balances under the Sunoco LP revolving credit facility.
In October 2014 and November 2014, Sunoco LP issued an aggregate total of 9.1 million common units in an underwritten public offering. Aggregate net proceeds of $405 million from the offering were used to repay amounts outstanding under the $1.50 billion Sunoco LP Credit Facility and for general partnership purposes.
Contributions to Subsidiaries
The Parent Company indirectly owns the entire general partner interest in ETP through its ownership of ETP GP, the general partner of ETP. ETP GP has the right, but not the obligation, to contribute a proportionate amount of capital to ETP to maintain its current general partner interest. ETP GP’s interest in ETP’s distributions is reduced if ETP issues additional units and ETP GP does not contribute a proportionate amount of capital to ETP to maintain its General Partner interest.
Parent Company Quarterly Distributions of Available Cash
Our distribution policy is consistent with the terms of our Partnership Agreement, which requires that we distribute all of our available cash quarterly. The Parent Company’s only cash-generating assets currently consist of distributions from ETP and Sunoco LP related to limited and general partner interests, including IDRs, as well as cash generated from our investment in Lake Charles LNG.
Our distributions declared with respect to our common units during the years ended December 31, 2016, 2015, and 2014 were as follows:

Quarter Ended	Record Date	Payment Date	Rate
December 31, 2013	February 7, 2014	February 19, 2014	$0.1731
March 31, 2014	May 5, 2014	May 19, 2014	0.1794
June 30, 2014	August 4, 2014	August 19, 2014	0.1900
September 30, 2014	November 3, 2014	November 19, 2014	0.2075
December 31, 2014	February 6, 2015	February 19, 2015	0.2250
March 31, 2015	May 8, 2015	May 19, 2015	0.2450
June 30, 2015	August 6, 2015	August 19, 2015	0.2650
September 30, 2015	November 5, 2015	November 19, 2015	0.2850
December 31, 2015	February 4, 2016	February 19, 2016	0.2850
March 31, 2016 (1)	May 6, 2016	May 19, 2016	0.2850
June 30, 2016 (1)	August 8, 2016	August 19, 2016	0.2850
September 30, 2016 (1)	November 7, 2016	November 18, 2016	0.2850
December 31, 2016 (1)	February 7, 2017	February 21, 2017	0.2850

(1)
Certain common unitholders elected to participate in a plan pursuant to which those unitholders elected to forego their cash distributions on all or a portion of their common units for a period of up to nine quarters commencing with the distribution for the quarter ended March 31, 2016 and, in lieu of receiving cash distributions on these common units for each such quarter, each said unitholder received Convertible Units (on a one-for-one basis for each common unit as to which the participating unitholder elected be subject to this plan) that entitled them to receive a cash distribution of up to $0.11 per Convertible Unit. See Note 8, ETE Series A Preferred Units.

Our distributions declared with respect to our Convertible Unit during the year ended December 31, 2016 were as follows:

Quarter Ended	Record Date	Payment Date	Rate
March 31, 2016	May 6, 2016	May 19, 2016	$0.1100
June 30, 2016	August 8, 2016	August 19, 2016	0.1100
September 30, 2016	November 7, 2016	November 18, 2016	0.1100
December 31, 2016	February 7, 2017	February 21, 2017	0.1100

ETP’s Quarterly Distributions of Available Cash
ETP’s Partnership Agreement requires that ETP distribute all of its Available Cash to its Unitholders and its General Partner within 45 days following the end of each fiscal quarter, subject to the payment of incentive distributions to the holders of IDRs to the extent that certain target levels of cash distributions are achieved. The term Available Cash generally means, with respect to any fiscal quarter of ETP, all cash on hand at the end of such quarter, plus working capital borrowings after the end of the quarter, less reserves established by its General Partner in its sole discretion to provide for the proper conduct of ETP’s business, to comply with applicable laws or any debt instrument or other agreement, or to provide funds for future distributions to partners with respect to any one or more of the next four quarters. Available Cash is more fully defined in ETP’s Partnership Agreement.
ETP’s distributions declared during the periods presented below were as follows:

Quarter Ended	Record Date	Payment Date	Rate
December 31, 2013	February 7, 2014	February 14, 2014	$0.6133
March 31, 2014	May 5, 2014	May 15, 2014	0.6233
June 30, 2014	August 4, 2014	August 14, 2014	0.6367
September 30, 2014	November 3, 2014	November 14, 2014	0.6500
December 31, 2014	February 6, 2015	February 13, 2015	0.6633
March 31, 2015	May 8, 2015	May 15, 2015	0.6767
June 30, 2015	August 6, 2015	August 14, 2015	0.6900
September 30, 2015	November 5, 2015	November 16, 2015	0.7033
December 31, 2015	February 8, 2016	February 16, 2016	0.7033
March 31, 2016	May 6, 2016	May 16, 2016	0.7033
June 30, 2016	August 8, 2016	August 15, 2016	0.7033
September 30, 2016	November 7, 2016	November 14, 2016	0.7033
December 31, 2016	February 7, 2017	February 14, 2017	0.7033

ETE agreed to relinquish its right to the following amounts of incentive distributions in future periods:

Total Year
2017	$626
2018	138
2019	128
Each year beyond 2019	33

Sunoco Logistics Quarterly Distributions of Available Cash
Distributions declared by Sunoco Logistics during the years ended December 31, 2016, 2015, and 2014 were as follows:

Quarter Ended	Record Date	Payment Date	Rate
December 31, 2013	February 10, 2014	February 14, 2014	$0.3312
March 31, 2014	May 9, 2014	May 15, 2014	0.3475
June 30, 2014	August 8, 2014	August 14, 2014	0.3650
September 30, 2014	November 7, 2014	November 14, 2014	0.3825
December 31, 2014	February 9, 2015	February 13, 2015	0.4000
March 31, 2015	May 11, 2015	May 15, 2015	0.4190
June 30, 2015	August 10, 2015	August 14, 2015	0.4380
September 30, 2015	November 9, 2015	November 13, 2015	0.4580
December 31, 2015	February 8, 2016	February 12, 2016	0.4790
March 31, 2016	May 9, 2016	May 13, 2016	0.4890
June 30, 2016	August 8, 2016	August 12, 2016	0.5000
September 30, 2016	November 9, 2016	November 14, 2016	0.5100
December 31, 2016	February 7, 2017	February 14, 2017	0.5200

PennTex Quarterly Distributions of Available Cash
PennTex is required by its partnership agreement to distribute a minimum quarterly distribution of $0.2750 per unit at the end of each quarter. Distributions declared during the periods presented were as follows:

Quarter Ended	Record Date	Payment Date	Rate
September 30, 2016	November 7, 2016	November 14, 2016	$0.2950
December 31, 2016	February 7, 2017	February 14, 2017	0.2950

Sunoco LP Quarterly Distributions of Available Cash
Distributions declared by Sunoco LP subsequent to our acquisition on August 29, 2014 were as follows:

Quarter Ended	Record Date	Payment Date	Rate
September 30, 2014	November 18, 2014	November 28, 2014	$0.5457
December 31, 2014	February 17, 2015	February 27, 2015	0.6000
March 31, 2015	May 19, 2015	May 29, 2015	0.6450
June 30, 2015	August 18, 2015	August 28, 2015	0.6934
September 30, 2015	November 17, 2015	November 27, 2015	0.7454
December 31, 2015	February 5, 2016	February 16, 2016	0.8013
March 31, 2016	May 6, 2016	May 16, 2016	0.8173
June 30, 2016	August 5, 2016	August 15, 2016	0.8255
September 30, 2016	November 7, 2016	November 15, 2016	0.8255
December 31, 2016	February 13, 2017	February 21, 2017	0.8255

Accumulated Other Comprehensive Income (Loss)
The following table presents the components of AOCI, net of tax:

	December 31,
	2016	2015
Available-for-sale securities	$2	$—
Foreign currency translation adjustment	(5)	(4)
Actuarial gain related to pensions and other postretirement benefits	7	8
Investments in unconsolidated affiliates, net	4	—
Subtotal	8	4
Amounts attributable to noncontrolling interest	(8)	(4)
Total AOCI included in partners’ capital, net of tax	$—	$—

The table below sets forth the tax amounts included in the respective components of other comprehensive income (loss):

	December 31,
	2016	2015
Available-for-sale securities	$(2)	$(2)
Foreign currency translation adjustment	3	4
Actuarial loss relating to pension and other postretirement benefits	—	7
Total	$1	$9